EX-99.2

                                            BANA 1998 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.17
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, H. Randall Chestnut, Senior Vice President of Bank of America, N.A., as successor to Bank of America, FSB (the "Master Servicer"), hereby certify pursuant to Section 3.17 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Master Servicer during calendar year 2003 and of the performance of the Master Servicer under the Agreements has been made under my supervision, (b) to the best of my knowledge, based on such review, the Master Servicer has fulfilled all its material obligations in all material respects under the Agreements throughout calendar year 2003 and (c) to the best of my knowledge, each related servicer has fulfilled its material obligations under its servicing agreement with the Master Servicer in all material respects.

Dated: March 18, 2004


                                       BANK OF AMERICA, N.A.,
                                          as Master Servicer


                                       By: /S/ H. Randall Chestnut
                                          Name:   H. Randall Chestnut
                                          Title:  Senior Vice President


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                                                                       EXHIBIT I


         PARTIES TO AGREEMENT           DATE OF AGREEMENT           SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York